                                                                   Exhibit 10.02


                    FIRST AMENDMENT TO CREDIT AGREEMENT AND
                         OTHER INTERCREDITOR AGREEMENTS
                               (VS Trust 2000-1)

     This FIRST AMENDMENT TO CREDIT AGREEMENT AND OTHER INTERCREDITOR AGREEMENTS dated as of March 1, 2002 (this "Amendment" or this "Agreement"), is by and among the various banks and other lending institutions listed on the signature pages hereto as Tranche A Lenders (subject to the definition of Tranche A Lenders in Appendix A to the Participation Agreement referenced below, individually, a "Tranche A Lender" and collectively, the "Tranche A Lenders") and the various banks and other lending institutions listed on the signature pages hereto as Tranche B Lenders (subject to the definition of Tranche B Lenders in Appendix A to the Participation Agreement referenced below, individually, a "Tranche B Lender" and collectively, the "Tranche B Lenders"). Capitalized terms used in this Amendment but not otherwise defined herein shall have the meanings set forth in Appendix A to that certain Participation Agreement dated as of March 9, 2000 (the "Participation Agreement") by and among VERITAS SOFTWARE GLOBAL CORPORATION, a Delaware corporation (the "Lessee" or the "Construction Agent"); the various parties listed on the signature pages thereto as guarantors (subject to the definition of Guarantors in Appendix A thereto, individually a "Guarantor" and collectively, the "Guarantors"); WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION (as successor to First Security Bank, National Association), a national banking association, not individually but solely as the Owner Trustee under the VS Trust 2000-1 (the "Owner Trustee" or the "Lessor"); the Tranche A Lenders; the Tranche B Lenders; BANK OF AMERICA, N.A., a national banking association, as the agent for the Lenders and respecting the Security Documents, as the agent for the Lenders and the Holders, to the extent of their interests (in such capacity, the "Agent"); and the various banks and other lending institutions listed on the signature pages thereto as holders of certificates issued with respect to the VS Trust 2000-1 (subject to the definition of Holders in Appendix A thereto, individually, a "Holder" and collectively, the "Holders").

                              W I T N E S S E T H

     WHEREAS, the parties to this Agreement are parties to that certain Credit Agreement dated as of March 9, 2000 (the "Credit Agreement"), the Lessor and the Lessee (as assignee of Veritas Operating Corporation) are parties to that certain Lease Supplement No. 1 ("Lease Supplement No. 1") and that certain Lease Supplement No. 2 ("Lease Supplement No. 2"), each dated as of March 9, 2000, and certain of the parties to this Amendment are parties to the other Operative Agreements relating to a $41.5 million tax retention operating lease facility (the "Facility") that has been established in favor of the Lessee;

     WHEREAS, the Lessee has requested that the Lessor enter into that certain Lease Supplement No. 3 ("Lease Supplement No. 3") dated as of February 27, 2002, to be effective as of May 30, 2001, respecting the Improvements and Equipment located on the Land subject to Lease Supplement No. 2;

     WHEREAS, in connection with Lease Supplement No. 3, the Lessee has informed the Lessor that the Maximum Residual Guarantee Amount for the Leased Property (as defined in

Lease Supplement No. 3) shall be equal to the product of the aggregate Property Cost for the Leased Property (exclusive of the Land Cost) multiplied by 83.5%;

     WHEREAS, in connection with the execution by the Lessor of Lease Supplement No. 3, the Tranche A Lenders and the Tranche B Lenders desire to amend certain terms defined in Appendix A to the Participation Agreement and reallocate the Lender Commitments and the outstanding Loans among the Tranche A Lenders and the Tranche B Lender on the terms and conditions set forth herein.

     NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:


                            PARTICIPATION AGREEMENT

     Appendix A to the Participation Agreement is hereby amended to modify the following defined term in its entirety as follows:

     "Maximum Residual Guarantee Amount" shall mean, as to the Leased Property (as such term is defined in any applicable Lease Supplement) covered by any particular Lease Supplement, such amount as is set forth in Section 8 of such Lease Supplement.


                                CREDIT AGREEMENT

     Schedule 2.1 of the Credit Agreement is hereby deemed amended and restated in its entirety to read as Schedule 2.1 attached hereto as EXHIBIT 1.


                                OTHER AGREEMENTS

     Notwithstanding any provision in any Operative Agreement to the contrary (including without limitation Section 5.2(c) of the Participation Agreement), the parties hereto agree that outstanding Loans made pursuant to the Credit Agreement and the other Operative Agreements shall be reallocated in a manner such that eighty-four and one-half percent (84.5%) of the Requested Funds funded pursuant to each Requisition shall be deemed to have been funded with Tranche A Loans and twelve and one-half percent (12.5%) of the Requested Funds funded pursuant to each Requisition shall be deemed to have been funded with Tranche B Loans.


                                 MISCELLANEOUS

     1. This Agreement shall be effective upon the execution and delivery of this Agreement by the parties hereto and execution and delivery of such other documents, agreements of instruments reasonably deemed necessary or advisable by the Agent.

     2. Except as modified hereby, all of the terms and provisions of the Operative Agreements (including Schedules and Exhibits) shall remain unmodified and in full force and effect.

     3. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.

     4. This Agreement shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with the laws of the State of New York.

        [The remainder of this page has been left blank intentionally.]

          IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.


                                  BANK OF AMERICA, N.A., as a Tranche A
                                  Lender, as a Tranche B Lender and as the Agent


                                  By: /s/ Kevin M. McMahon
                                      ------------------------------------------
                                  Name:  Kevin M. McMahon
                                       -----------------------------------------
                                  Title: Managing Director
                                         ---------------------------------------




                           [signature pages continue]

                                   KEYBANK NATIONAL ASSOCIATION, as a
                                   Tranche A Lender and as a Tranche B Lender





                                   By: /s/ Julien Michaels
                                       __________________________________
                                   Name: Julien Michaels
                                         ________________________________
                                   Title: Vice President
                                          _______________________________



[signature pages continue]

                                   UNION BANK OF CALIFORNIA, N.A., as a
                                   Tranche A Lender and as a Tranche B Lender





                                   By: /s/ Allan B. Miner
                                       __________________________________
                                   Name: Allan B. Miner
                                         ________________________________
                                   Title: Vice President
                                          _______________________________



                                   [signature pages continue]

                                   WELLS FARGO BANK, NATIONAL
                                   ASSOCIATION, as a Tranche A Lender and as a Tranche B Lender




                                   By: /s/ Eric C. Houser
                                       __________________________________
                                   Name: Eric C. Houser
                                         ________________________________
                                   Title: Vice President
                                          _______________________________



                                   [signature pages continue]

CONSENTED TO BY:


                                        WELLS FARGO BANK NORTHWEST,
                                        NATIONAL ASSOCIATION, not individually
                                        but solely as Owner Trustee under the
                                        VS Trust 2000-1


                                        By:    /s/ Val T. Orton
                                            ------------------------------------
                                        Name:  Val T. Orton
                                              ----------------------------------
                                        Title: Vice President
                                               ---------------------------------

                                    [signature pages end]

                                   EXHIBIT 1

                                  Schedule 2.1

                                              Tranche A               Tranche B
                                              Commitment              Commitment
                                              ----------              -----------

Name and Address of Lenders                Amount/Percentage        Amount/Percentage
---------------------------                -----------------        -----------------
Bank of America, N.A.                   $11,540,925.50  32.9408%  $1,707,237.50  32.9408%
555 California Street, 12th Floor
Mail Code: CA5-705-12-08
San Francisco, CA 94104-1502
Attention: Colleen Taylor
Telephone: (415) 953-5246
Telecopy: (415) 622-4057

KeyBank National Association            $11,386,501.75    32.50%  $1,684,393.75    32.50%
Suite 2900
3 Embarcadero Center
San Francisco, CA 94111
Attention: Julien Michaels,
           Vice President
Telephone: (415) 733-2483
Telecopy: (415) 733-2480


Union Bank of California, N.A.          $ 7,882,962.75    22.50%  $1,166,118.75    22.50%
350 California Street, 10th Floor
San Francisco, CA 94104
Attention: James Goudy,
           Vice President
Telephone: (415) 705-7165
Telecopy: (415) 705-7111


Wells Fargo Bank, National              $ 4,225,000.00  12.0592%  $  625,000.00  12.5902%
Association
400 Hamilton Avenue
Palo Alto, CA 94301
Attention: Eric Houser,
           Vice President
Telephone: (650) 855-7684
Telecopy: (650) 328-0814


TOTAL                                   $35,035,390.00      100%  $5,182,750.00      100%